UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2013

ALBANY MOLECULAR RESEARCH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35622	14-1742717

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle Albany, NY	12212

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on November 25, 2013, Albany Molecular Research, Inc. (the "Company") completed its private offering of $130 million aggregate principal amount of the Company's 2.25% Cash Convertible Senior Notes due 2018 (the "Notes") issued pursuant to an indenture, dated as of November 25, 2013 (the "Indenture"), between the Company and Wilmington Trust, National Association, as trustee.  On December 4, 2013, the Company completed its private offering of an additional $20 million aggregate principal amount of the Company's 2.25% Cash Convertible Senior Notes due 2018 (the "Additional Notes") which were issued to the initial purchasers of the Notes pursuant to the Indenture following the exercise in full of an over-allotment option granted to the initial purchasers. The Additional Notes have the same interest rate, maturity and other terms as the Notes, which terms are set forth in the Indenture and described in the Company's Current Report on Form 8-K filed on November 25, 2013 and incorporated herein by reference. The Additional Notes were offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

The net proceeds from the sale of the Additional Notes were approximately $19.4 million, after deducting the initial purchasers' discounts and commissions and the estimated offering expenses payable by the Company. The Company used $1.4 million of the net proceeds from the sale of the Additional Notes to pay the cost of the amendments to the cash convertible note hedge transactions described below (after such cost was partially offset by the proceeds to the Company from the sale of warrants in the warrant transactions described below), and the Company intends to use the remainder of the net proceeds from the sale of the Additional Notes for working capital and other general corporate purposes, including to fund possible acquisitions of, or investments in, complementary businesses, products, services, technologies and capital expenditures.

As previously disclosed, in connection with the offering of the Notes, on November 25, 2013, the Company entered into (a) cash convertible note hedge transactions relating to a notional number of shares of the Company's common stock underlying the Notes with JPMorgan Chase Bank, National Association, London Branch and Morgan Stanley & Co. International plc (the "Option Counterparties") and (b) separate warrant transactions with each of the Option Counterparties initially relating, in the aggregate, to a notional number of shares of the Company's common stock underlying the note hedge transactions (collectively, the "Initial Hedge Transactions"). The terms of the Initial Hedge Transactions are described in the Company's Current Report on Form 8-K filed on November 25, 2013 and incorporated herein by reference.

In connection with the offering of the Additional Notes, on November 29, 2013, the Company entered into amendments to the cash convertible note hedge transactions increasing the notional number of shares by an amount equal to the number of shares of the Company's common stock underlying the Additional Notes with the Option Counterparties. On November 29, 2013, the Company also entered into additional separate warrant transactions with each of the Option Counterparties initially relating, in the aggregate, to a notional number of shares of the Company's common stock underlying the amendments to the note hedge transactions. The amendments to the cash convertible note hedge transactions are intended to offset cash payments due upon any conversion of the Additional Notes. However, the additional warrant transactions could separately have a dilutive effect to the extent that the market price per share of the Company's common stock (as measured under the terms of the additional warrant transactions) exceeds the applicable strike price of the additional warrants. The initial strike price of the additional warrants is $18.9440 per share, which is 60% above the last reported sale price of the Company's common stock of $11.84 on November 19, 2013.

Aside from the initial payment of a premium to the Option Counterparties, the Company is not required to make any cash payments to the Option Counterparties under the amendments to the cash convertible note hedge transactions and will be entitled to receive from the Option Counterparties an amount of cash, generally equal to the amount by which the market price per share of common stock exceeds the strike price of the cash convertible note hedge transactions during the relevant valuation period. The strike price under the amended cash convertible note hedge transactions is initially equal to the conversion price of the Additional Notes. Additionally, if the market price per share of the Company's common stock, as measured under the additional warrant transactions, exceeds the strike price of the additional warrants during the measurement period at the maturity of the additional warrants, the Company will be obligated to issue to the Option Counterparties a number of shares of the Company's common stock in an amount based on the excess of such market price per share of the Company's common stock over the strike price of the additional warrants. The Company will not receive any proceeds if the additional warrants are exercised.

The foregoing description of the amendments to the cash convertible note hedge transactions and additional warrant transactions is qualified in its entirety by reference to the amendments to the call option transaction confirmations relating to the amendments to the convertible note hedge transactions and the additional warrant confirmations relating to the additional warrant transactions with each of the Option Counterparties, which are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, on November 29, 2013, the Company entered into additional warrant transactions with each of the two Option Counterparties. Pursuant to these additional warrant transactions, the Company issued 1,279,688 additional warrants with a strike price of $18.9440 per share. The number of additional warrants and the strike price are subject to adjustment under certain circumstances described in the additional warrant confirmations. The Company offered and sold the additional warrants in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Neither the additional warrants nor the underlying shares of common stock (issuable in the event the market price per share of the common stock exceeds the strike price of the additional warrants on the date the additional warrants are exercised) have been registered under the Securities Act. Neither the additional warrants nor such underlying shares of common stock may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Call Option Transaction Confirmation, dated as of November 29, 2013, between Albany Molecular Research, Inc. and JPMorgan Chase Bank, National Association, London Branch

10.2	Amendment to Call Option Transaction Confirmation, dated as of November 29, 2013, between Albany Molecular Research, Inc. and Morgan Stanley & Co. International plc

10.3	Additional Warrants Confirmation, dated as of November 29, 2013, between Albany Molecular Research, Inc. and JPMorgan Chase Bank, National Association, London Branch

10.4	Additional Warrants Confirmation, dated as of November 29, 2013, between Albany Molecular Research, Inc. and Morgan Stanley & Co. International plc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY MOLECULAR RESEARCH, INC.

By:	/s/ Lori M. Henderson
Name: Lori M. Henderson

Title: Vice President, General Counsel and Secretary

Date:  December 4, 2013

EXHIBIT INDEX

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Call Option Transaction Confirmation, dated as of November 29, 2013, between Albany Molecular Research, Inc. and JPMorgan Chase Bank, National Association, London Branch

10.2	Amendment to Call Option Transaction Confirmation, dated as of November 29, 2013, between Albany Molecular Research, Inc. and Morgan Stanley & Co. International plc

10.3	Additional Warrants Confirmation, dated as of November 29, 2013, between Albany Molecular Research, Inc. and JPMorgan Chase Bank, National Association, London Branch

10.4	Additional Warrants Confirmation, dated as of November 29, 2013, between Albany Molecular Research, Inc. and Morgan Stanley & Co. International plc